DLA Piper LLP (US) 4365 Executive Drive, Suite 1100 San Diego, California 92121-2133 www.dlapiper.com Michael S. Kagnoff michael.kagnoff@dlapiper.com T 858.638.6722 F 858.638.5122

May 5, 2011

Barbara C. Jacobs

United States Securities and Exchange Commission

Division of Corporation Finance

100 F Street NE

Washington, D.C. 20549

Re:	The Active Network, Inc.
Registration Statement on Form S-1
Filed April 11, 2011
File No. 333-172254

Dear Ms. Jacobs:

This letter responds to the letter of the staff (the “Staff”) of the Securities and Exchange Commission (the “Commission”), dated April 27, 2011, to David Alberga, Chief Executive Officer of The Active Network, Inc. (the “Company”) regarding the Form S-1, File No. 333-172254 (the “Registration Statement”), filed by the Company on April 11, 2011.

This letter sets forth the comment of the Staff in the comment letter (numbered in accordance with the comment letter) and, following the comment, sets forth the Company’s response. We are enclosing a copy of Amendment No. 1 to the Registration Statement, together with a copy that is marked to show the changes from the initial filing.

General

1.	We are in receipt of your confidential treatment application dated April 11, 2011. Any comments on this application will be provided in a separate letter.

Response: The Company acknowledges that any comments on the confidential treatment application will be provided by the Staff in a separate letter.

Risk Factors, page 11

Our technology systems are vulnerable to damage…, page 15

2.

We note disclosure on the LaxPower web site that parts of the web site, including the home page and the forum, were unavailable for most of Thursday, April 21, 2011 as a result of the disruption in Amazon.com’s web hosting services. The statement on the web site indicated that LaxPower and several other Active Network sites use Amazon’s cloud computing service. Please tell us if the disruption

The Active Network, Inc.

May 5, 2011

in Amazon’s web hosting service had a material impact upon your business and, if so, what consideration you have given to discussing this impact in your risk factor section.

Response: The Company respectfully submits that while parts of the Lax Power web site, including the home page and the forum, were unavailable for most of Thursday, April 21, 2011 as a result of the disruption in Amazon.com’s web hosting services, the disruption did not have a material impact on the Company’s business. LaxPower is a non-transactional website, and the disruption of Amazon.com’s web hosting services did not have a material impact on the Company’s transactional related websites. As a result, the Company’s revenues were not materially impacted. However, the Company has added additional disclosure on page 16 of the prospectus to address the risk of an outage generally.

“If credit card payment processors and service providers fail…”, page 16

3.	We note your response to prior comment 5. Your use of large payment processing organizations to provide certain services to your customers appears to be a fact about your operations that should be discussed in the Business section of your prospectus. Refer to Item 101(c)(1)(i) of Regulation S-K. Please revise or tell us why you believe this information is not material to investors.

Response: Pursuant to the Staff’s comment, the Company has revised page 76 of the prospectus to state that while the Company currently relies on agreements with large payment processing organizations in order to provide certain services to its customers, the Company does not believe its business is substantially dependent on these organizations because it believes it can replace the services provided by these payment processors with alternate providers.

“As a result of becoming a public company…,” page 26

4.	We note the statement in this risk factor that you had no material weaknesses in your internal controls as of December 31, 2011. Please revise.

Response: Pursuant to the Staff’s comment, the Company has revised the disclosure to state that it had no material weaknesses in its internal controls as of March 31, 2011.

Management Discussion and Analysis of Financial Condition and Results of Operations, page 45

Key Business Metrics, page 47

Net Registration Revenue and Registrations, page 48

5.	Please explain in this section why your average revenue per registration increased 6% from 2009 to 2010.

Response: Pursuant to the Staff’s comment, the Company has revised page 48 of the prospectus to state that the average revenue per registration increased 6% to $2.82,

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May 5, 2011

predominantly as post-recession recovery in the business events customer group led to higher registration revenue.

Critical Accounting Policies, page 49

Common Stock Valuations, page 53

6.	We note the revisions made in response to prior comment 12. It would appear more meaningful to present the re-priced exercise price per share for each option grant in this table, as was previously presented in your initial filing. We clarify that our prior comment was intended to address the column labeled as “Common Stock Fair Value per Share on Date of Grant.” In this regard, the common stock fair value per share on the date of grant would appear to be $4.78 for each of the grants in January and February 2009. Your prior filing appeared to include prices equal to the exercise price per share in this column.

Response: Pursuant to the Staff’s comment, the Company has revised page 53 accordingly.

Executive Compensation, page 90

Base Salary, page 93

7.	We note the significant increases in the base salaries of most of your named executive officers effective July 1, 2011. Please disclose the specific factors considered, and the weight given each such factor, by your compensation committee in determining the specific increases to the base salaries of Messrs. Alberga, Landa, Mendel and Ehrlichman.

Response: Pursuant to the Staff’s comment, the Company has revised page 90 to disclose that it determined 2011 base salaries with the assistance of Compensia after conducting an analysis of base salaries at the Company’s peer companies. The Company also took into account other factors, including:

•	its belief that the compensation amounts should be internally fair and equitable relative to roles, responsibilities and relationships among named executive officers;

•	prior compensation or amounts realized or realizable from equity compensation by named executive officers; and

•	the evaluations and recommendations proposed by the Company’s Chief Executive Officer (other than with respect to his own compensation).

The Company does not have a predefined framework that determines which factors may be more or less important, and the emphasis placed on specific factors may vary among the named executive officers. Ultimately, it is the compensation committee’s judgment of

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May 5, 2011

these factors, along with competitive data, that form the basis for determining named executives’ base salaries.

Performance-Based Cash Bonus Awards, page 93

8.	We note your response to prior comment 17 regarding the competitive harm that you believe would result from disclosure of your net revenue and adjusted EBITDA targets; however, we are unable to concur with your position that your disclosure of the goals for a completed financial period reasonably threatens competitive harm. In this regard, it is unclear from your response how competitors could pull together sufficiently-specific information about your future operations and strategy from the disclosure of your goals to cause you competitive harm. Please note that where performance targets are tied to company-wide financial results that are publicly reported, companies should plan to disclose these kinds of performance targets if material to their compensation policies and decisions. Accordingly, please disclose the net revenue and adjusted EBITDA targets used in determining bonuses under your 2010 bonus plan or advise.

Response: Pursuant to the Staff’s comment, the Company has revised page 93 to disclose the Company’s Adjusted EBITDA and net revenue targets in 2010: an Adjusted EBITDA base plan target of $25.0 million and a net revenue base plan target of $275.0 million.

9.	We note your disclosure on page 94 that you achieved some, but not all, of your corporate objectives for your base plan for 2010. Please clarify whether you achieved your adjusted EBITDA and net revenue targets for 2010. Also, please identify the other corporate objectives considered by your compensation committee in approving the 2010 bonus awards, explaining how those objectives were measured and the degree to which each was achieved. Finally, explain how the compensation committee calculated the amount of the cash bonus received by each of your named executive officers.

Response: The Company has revised page 94 of the prospectus to state that for fiscal 2010, the Company achieved its corporate objectives, an Adjusted EBITDA base plan target of $25.0 million and a net revenue base plan target of $275.0 million, which triggered the funding of the 2010 Bonus Plan. The Company’s base plan bonus amounts assume it is able to fund a $3.5 million bonus pool following achievement of the Adjusted EBIDTA target. For fiscal 2010, following achievement of its EBITDA target, the Company was able to fund the nondiscretionary component of its bonus pool in an amount equal to 42% of its target plan bonus amount. As a result, the compensation committee made a determination to award each named executive with a bonus amount equal to 42% of their target plan bonus amount for 2010. In addition, David Alberga, the Company’s Chief Executive Officer, elected to allocate a portion of his 2010 bonus amount to other named executive officers who substantially contributed to the achievement of the Company’s corporate goals in 2010. Mr. Alberga did not base his allocation on any predefined criteria.

The Active Network, Inc.

May 5, 2011

Stock-Based Incentive Awards, page 95

10.	We note your response to prior comment 18. Please expand your disclosure to explain how the compensation committee considered and weighed each factor you identify in determining the number of options to award each of your named executive officers for fiscal 2010. For example, explain how the compensation committee evaluated company performance in awarding options. Disclose if the committee considered any quantitative or qualitative measures of company performance and, if it did, how the company performed against each measure. Also, identify the specific market data the compensation committee considered and how this data was considered and weighed in determining the number of options awarded to each named executive officer.

Response: Pursuant to the Staff’s comment, the Company has revised page 95 to disclose that the Company’s Chief Executive Officer, after consulting with the compensation committee, recommends to the compensation committee the specific number of shares to be subject to each option award granted to each named executive officer, based on the assessment of company performance and the named executive officer’s performance during the prior fiscal year, the levels of the other components of the officer’s compensation and the dilutive effects of equity grants. While the compensation committee utilized market data based on the general knowledge of the compensation committee in making a determination regarding equity grants, the compensation committee gave significant deference to the recommendations of the Chief Executive Officer, as he is most familiar with the other named executive officers’ performance. The Company’s Chief Executive Officer did not utilize any predefined criteria that determines which factors may be more or less important, and the emphasis placed on specific factors may vary among the named executive officers. Ultimately, it is the compensation committee’s judgment of these factors, along with the compensation committee’s general knowledge of market data, that formed the basis for determining the equity awards granted to named executive officers. The same process is used to determine the specific number of shares to be subject to each option granted to the Chief Executive Officer, with the exception that the recommendation is made by the Chairman of the compensation committee. The Chief Executive Officer’s performance is assessed by the compensation committee with input from the other Board members.

* * *

If you require any additional information on these issues, or if we can provide you with any other information that will facilitate your continued review of this filing, please advise us at your earliest convenience. You may reach me at 858.638.6722.

Very truly yours,

DLA Piper LLP (US)

/s/ Michael S. Kagnoff

Michael S. Kagnoff

Partner